PROS Holdings, Inc. First Quarter 2023 Investor Presentation Updated May 2, 2023 ir@pros.com

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 2 Disclaimer / Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about our financial outlook; expectations; ability to achieve future growth and profitability; management's confidence and optimism; positioning; customer successes; demand for our software solutions; pipeline; business expansion; revenue; subscription revenue; ARR; non-GAAP earnings (loss) per share; adjusted EBITDA; free cash flow; shares outstanding and effective tax rate. The forward-looking statements contained in this presentation are based upon our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include, among others, risks related to: (a) the macroeconomic environment, (b) the effects of inflation, (c) the impact of the COVID-19 pandemic, (d) cyberattacks, data breaches and breaches of security measures within our products, systems and infrastructure or products, systems and infrastructure of third parties upon whom we rely, (e) increasing business from customers and maintaining subscription renewal rates, (f) managing our growth and profit objectives effectively, (g) disruptions from our third party data center, software, data, and other unrelated service providers, (h) implementing our solutions, (i) cloud operations, (j) intellectual property and third-party software, (k) acquiring and integrating businesses and/or technologies, (l) catastrophic events, (m) operating globally, including economic and commercial disruptions, (n) potential downturns in sales and lengthy sales cycles, (o) software innovation, (p) competition, (q) market acceptance of our software innovations, (r) maintaining our corporate culture, (s) personnel risks including loss of any key employees and competition for talent, (t) expanding and training our direct and indirect sales force, (u) evolving data privacy, cyber security and data localization laws, (v) our debt repayment obligations, (w) the timing of revenue recognition and cash flow from operations, (x) migrating customers to our latest cloud solutions, and (y) returning to profitability. Additional information relating to the risks and uncertainties affecting our business is contained in our filings with the SEC. These forward-looking statements represent our expectations as of the date hereof. Subsequent events may cause these expectations to change, and PROS disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise. This presentation includes certain supplemental non-GAAP financial measures, that we believe are useful to investors as tools for assessing the comparability between periods as well as company by company. Our computation of these measures may not be comparable to other similarly titled measures computed by other companies. These non-GAAP financial measures should be considered in addition to, but not as a substitute for, our financial information and results prepared in accordance with U.S. GAAP included in our periodic filings made with the SEC. Further information relevant to the interpretation of non-GAAP financial measures, and reconciliations of these non-GAAP financial measures to the most comparable GAAP measures, may be found in the Appendix to this presentation.

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 3 To optimize every shopping and selling experience. Our vision…

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 4 PROS at a Glance $282mm+ Total Revenue TTM Q1 2023 84% Recurring Revenue as a % of Q1 2023 Total Revenue $30B+ Underpenetrated, Addressable Market Subscription Revenue Growth YoY Q1 2023 60+ Countries with Customers 15% 93%+ Customer Gross Revenue Retention Rate TTM Q1 2023 Avg. Revenue Uplift Customers Generate Using PROS 8% 2.5T+ Transactions Processed TTM Q1 2023

Business Overview

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 6 We believe the combination of artificial intelligence and omnichannel, digital selling technology is critical for businesses to meet buyers’ expectations and thrive in today’s everchanging markets.

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 7 Customer Buying Experience, The New Battlefield 89% of businesses expect to compete mainly on customer experience, up from just 36% in 2010 Source: Gartner

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 8 Customer Buying Experience, The New Battlefield • Speed • Transparency • Personalization • Consistency

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 9 THE CUSTOMER ECOMMERCECRM API+ Robust Product Catalogs Product and Service Configuration Performance Quoting Streamlined Sales Agreements Sales Opportunity Insights Omnichannel Price Management Customer-Specific Price Optimization Real-Time Price Delivery Common Data Model Connected Selling Workflows Shared UX Design System Artificial Intelligence ACTIONABLE INSIGHTS ACTIONABLE INSIGHTS Learn more about The PROS Platform. Marketplace

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 10 THE PASSENGER MobileAirline.com NDC API Revenue Management Dynamic Pricing Ancillary Pricing & Merchandising Bundling & Segmentation Group, Cargo & Corporate Sales Pricing & Shopping Digital Retailing Booking, Ticketing & Servicing Traditional Channels For Travel Common Data Model Connected Selling Workflows Shared UX Design System Artificial Intelligence Digital Offer Marketing ACTIONABLE INSIGHTS ACTIONABLE INSIGHTS Learn more about The PROS Platform for Travel. Marketplace

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 11 The Industry-Leading PROS Platform ✓The only single, fully connected platform in our space • B2B: PROS is the only vendor to be ranked as a Leader by industry analysts in the Price Optimization & Management and Configure-Price- Quote categories. • Travel: PROS is uniquely able to deliver an end-to-end solution that enables airlines as retailers to optimize every shopping and selling experience an airline owns. ✓A high-performance price delivery architecture PROS technology and architecture is featured as a use case of the scale cube in The Art of Scalability, showcasing extreme performance, reliability, and scalability of a distributed real-time platform. ✓Experienced, proven AI at scale Our SaaS native solutions process over 2.5 trillion transactions annually to generate AI-based outcomes for our customers.

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 12 Platform Strategy Provides Numerous Vectors for Growth LAND EXPAND EXTEND Highly differentiated, modularized capabilities with proven ROI and rapid time-to-value drive customer acquisition. Many expansion paths; customers can adopt new modules or capabilities, add new divisions or geographies, or expand in usage volume. Extensible platform empowers PROS partner ecosystem and customers to bring new digital selling innovations to market.

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 13 PROS is a Proven Leader in AI and Machine Learning AI and Machine Learning Solutions International Business Award 2022 Best AI-based Solution for Sales AI Breakthrough Awards 2022 Silver Globee for Business Intelligence Innovation 14th Annual Golden Bridge Business and Innovation Awards 2022 Artificial Intelligence Excellence Award for Automated Reasoning Artificial Intelligence Excellence Awards 2022 Learn more about PROS AI Neural Networks Deep Learning Reinforcement Learning Pricing Optimization Demand Forecasting Explainable AI Extensible AI

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 14 PROS Delivers Significant ROI Learn more about PROS ROI study. +8% +200 bp +67% Revenue Uplift Margin Improvement Efficiency Gain A study of 131 customers’ self-reported results showed, on average, …from the use of PROS solutions.

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 15 Leading Companies Across Industries Choose PROS to Power Commerce Travel Technology Medical Devices & Healthcare Chemicals & Energy Food & Consumables Rental Car, Services & T&L Automotive & Industrial

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 16 Hear What PROS Customers Have to Say This is the first time in our company’s recorded history that we’ve had inflationary pressures and actually been able to increase our margins – and that’s because of PROS.” VP of Pricing Fortune 500 Distributor Our industry certainly has been faced with rising material costs, transportation costs, constraints of supply, throw in a global pandemic, why don't you. The need for technology that's dynamic and flexible, it's critical for businesses in today's day and age. And having PROS be part of our technology ecosystem. That solution has allowed us to continue to be flexible. Senior Director, Pricing Solutions WESCO Anixter In the emerging digital selling landscape, customers are looking for frictionless buying experiences, with immediate responses about pricing and delivery. PROS has proved to be an excellent partner, committed to our success. Jean-Phillippe Bitouzet Saint Gobain Director, Supply Chain & Business Model See all our customer case studies and testimonials on pros.com. Our revenue management team using our new revenue management system did a fantastic job of improving yield for these markets. Well, it's only been six months since we cut over to our new RM system, the team is adapting well, the technology is clearly superior, and we have more that we can do in this space going forward. Brent Overbeek Hawaiian Airlines Chief Revenue Officer Q3 2022 Earnings Call

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 17 PROS TAM is Massive, Global and Growing $30B+ Underpenetrated, Addressable Market(1) Strategic Industries and Geographies +$9B Emerging Industries and Geographies$21B $2.4B Automotive & Industrial $1.6B Food & Consumables $1.3B Healthcare $1.2B Travel $1.0B B2B Services $800mm Technology $700mm Chemicals & Energy (1) TAM represents our estimated global total revenue and market opportunity but does not represent the actual market opportunity that we may target or ultimately service or otherwise derive revenue from. Our estimate of TAM may be revised in the future depending on a variety of factors, including competitive dynamics, our sales efforts, customer needs, industry shifts and other economic factors.

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 18 Go-To-Market Strategy to Drive Market Penetration Direct Sales Model Partner Ecosystem Quota-Carrying Personnel Target Industry Alignment Americas | EMEA | APAC Technology Partners System Integrators

Financial Overview

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 20 Subscription Revenue Growth Trajectory ($mm, % YoY Growth) • 25% 5-Year CAGR (2017 through 2022) • Continued growth through the COVID-19 pandemic 1) 2023 dollar value and growth rate based on the mid-point of the Subscription Revenue 2023 Guidance. 2023 expectations are forward-looking statements. Given the risks, uncertainties and assumptions related to PROS’ business and operations, PROS’ actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation. 66.1 98.7 145.3 170.5 178.0 204.0 232.7 2017 2018 2019 2020 2021 2022 2023E 49% 17% 47% 4% 15% 1 14%

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 21 Driving Consistent Margin1 Expansion 1) For definitions of non-GAAP measures or reconciliation of non-GAAP to GAAP measures, please refer to the appendix of this presentation. 2) The sequential decline in Non-GAAP Gross Margin was driven by lower services margin than the prior quarter. Services margins can fluctuate quarterly due to seasonality but are expected to be slightly positive on an annualized basis for 2023. 710 basis point improvement in 8 quarters 370+ basis point improvement in 8 quarters 71% 72% 75% 76% 76% 77% 77% 78% 60% 61% 63% 63% 64% 64% 65% 64% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Non-GAAP Subscription Gross Margin Non-GAAP Gross Margin 2

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 22 First Quarter 2023 Earnings Recap $mm (Except Per Share) Q1 2023 Q1 2022 Delta TTM 3/31/2023 TTM 3/31/2022 Delta Total Revenue $73.2 $66.5 10% $282.8 $256.5 10% Subscription Revenue $56.0 $48.8 15% $211.2 $184.1 15% Adjusted EBITDA $(2.3) $(9.1) $6.8 $(8.1) $(24.6) $16.5 Free Cash Flow $(4.5) $(11.5) $7.0 $(14.8) $(27.1) $12.3 Non-GAAP (Loss) Earnings Per Share $(0.06) $(0.21) $0.15 $(0.24) $(0.64) $0.40

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 23 Guidance Summary $mm (Except Per Share) Q2 2023 Guidance v. Q2 2022 at Mid-Point Full Year 2023 Guidance (5/2/2023) v. Prior Year at Mid-Point Prior Full Year 2023 Range (2/9/2023) Total Revenue $72.2 to $73.2 6% $295.0 to $297.0 7% $293.0 to $296.0 Subscription Revenue $56.0 to $56.5 12% $231.7 to $233.7 14% $230.7 to $232.7 Subscription ARR n/a n/a $251.0 to $254.0 11% $250.0 to $253.0 Non-GAAP Loss Per Share $(0.08) to $(0.05) $0.08 n/a n/a n/a Adjusted EBITDA $(3.2) to $(2.2) $3.3 $3.5 to $6.5 $19.9 $3.0 to $6.0 Free Cash Flow n/a n/a $2.5 to $6.5 $26.2 $2.0 to $6.0 Notes: • The 2023 Guidance shown here are forward-looking statements. Given the risks, uncertainties and assumptions related to PROS’ business and operations, PROS’ actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation. • Based on an estimated 46.1 million basic weighted average shares outstanding for the second quarter of 2023 and a 22% non-GAAP estimated tax rate for the second quarter and full year 2023. • Please see appendix for a reconciliation of these non-GAAP metrics to GAAP metrics.

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 24 Supplemental Business Metrics Revenue Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Subscription $ 44,224 $ 44,119 $ 47,015 $ 48,765 $ 50,386 $ 51,763 $ 53,127 $ 55,969 Maintenance and Support $ 8,570 $ 8,477 $ 8,390 $ 7,855 $ 7,249 $ 7,071 $ 6,417 $ 5,712 Recurring Revenue $ 52,794 $ 52,596 $ 55,405 $ 56,620 $ 57,635 $ 58,834 $ 59,544 $ 61,681 Services $ 9,607 $ 10,075 $ 9,568 $ 9,872 $ 10,727 $ 11,514 $ 11,391 $ 11,501 Total Revenue $ 62,401 $ 62,671 $ 64,973 $ 66,492 $ 68,362 $ 70,348 $ 70,935 $ 73,182 Recurring Revenue % 85% 84% 85% 85% 84% 84% 84% 84% Revenue by Geography Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 United States $ 21,875 $ 23,275 $ 22,866 $ 23,194 $ 23,908 $ 24,952 $ 26,307 $ 26,232 Europe $ 18,562 $ 18,571 $ 20,659 $ 20,823 $ 20,865 $ 20,816 $ 20,981 $ 22,949 Rest of World $ 21,964 $ 20,825 $ 21,448 $ 22,475 $ 23,589 $ 24,580 $ 23,647 $ 24,001 $ in 000s

Supplemental Business Metrics

$ in 000s

Financial & Operating Metrics	Q2 '21	Q3 '21	Q4 '21	Q1 '22	Q2 '22	Q3 '22	Q4 '22	Q1 '23
Non-GAAP Gross Margin[1]	60%	61%	63%	63%	64%	64%	65%	64%
Non-GAAP Subscription Gross Margin[1]	71%	72%	75%	76%	76%	77%	77%	78%
Non-GAAP Recurring Revenue Gross Margin[1]	71%	72%	75%	76%	76%	76%	77%	77%
Adjusted EBITDA[1]	$ (4,676)	$ (4,438)	$ (6,356)	$ (9,123)	$ (5,970)	$ (2,160)	$ 2,382	$ (2,305)
Cash and Cash Equivalents	$ 318,326	$ 308,642	$ 227,553	$ 217,393	$ 215,178	$ 206,824	$ 203,627	$ 192,376
Recurring Deferred Revenue	$ 97,510	$ 95,774	$ 96,133	$ 116,948	$ 103,510	$ 105,650	$ 105,468	$ 117,837
Total Deferred Revenue	$ 109,131	$ 105,764	$ 106,266	$ 128,802	$ 115,485	$ 116,191	$ 116,957	$ 128,353
TTM Recurring Calculated Billings[1]	$ 203,468	$ 200,748	$ 213,699	$ 224,858	$ 228,255	$ 238,370	$ 241,968	$ 238,584
Remaining Performance Obligations[2]	$ 390,500	$ 373,000	$ 360,500	$ 433,100	$ 434,900	$ 442,300	$ 441,500	$ 430,600
Remaining Performance Obligations - Current	$ 190,300	$ 180,500	$ 184,600	$ 201,100	$ 197,400	$ 199,300	$ 206,300	$ 210,000
Free Cash Flow[1]	$ (5,726)	$ (8,518)	$ (1,334)	$ (11,475)	$ (2,239)	$ (9,067)	$ 1,072	$ (4,519)
Total Headcount (including contractors)	1,409	1,401	1,545	1,541	1,597	1,626	1,528	1,436

1) For definitions of non-GAAP measures or reconciliation of non-GAAP to GAAP measures, please refer to the appendix of this presentation.
2) Remaining performance obligations represent contractually committed revenue that has not yet been recognized, which includes deferred revenue and unbilled amounts that will be recognized as revenue in future periods.

PROS ©2023 PROS, Inc. All rights reserved. Confidential and Proprietary

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Our Values

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 27 Our Mission: To Help People and Companies Outperform We are INNOVATORS Thinking creatively to find new paths to success for our people, our customers, and our business. We CARE Putting people first - our customers, employees, partners, and community - it’s how our company was started, and how we’ll always run it. Looking for every opportunity to create a better PROS and a better experience for our customers, and we hold ourselves accountable. We are OWNERS Learn more about our incredible culture

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 28 Governance, Security, & Environmental Sustainability Governance • LEED Silver certified global HQ • Sustainable data centers worldwide through our partnership with Microsoft • Recycling program in all offices Security PROS Board of Directors and Executive team are committed to adhering to the highest ethical values and promoting transparency. For more detail and a complete list of governance documents and charters, visit the governance page of our website. For further disclosures, read our ESG report. At PROS, security is the responsibility of everyone. We take data security and privacy seriously. ✓ ISO 27001 Certified ✓ ISO 27018 Certified ✓ SOC1 Type 2 Certified ✓ SOC2 Type 2 Certified ✓ Cloud Security Alliance Compliant ✓ GDPR Compliant For more detail on security and compliance, including detail on all certifications we hold, visit the trust and security page of our website. Environmental Sustainability

Diversity & Inclusion

Committed to a Diverse & Inclusive Environment

We welcome and celebrate diverse perspectives, cultures and experiences. We are truly a 'people first' culture where every person is encouraged to bring their authentic selves to work and feel they belong and are valued. Our diversity in thought and action is what makes PROS a special place. Learn more

Women at PROS



32%
35%
35%
36%
36%
37%
27%
30%
30%
29%
33%
2017
2018
2019
2020
2021
2022

2022 figures based on 1,357 global employees as of 12/31/22

- Overall Representation % of All Employees Globally
- Management % of All Managers Globally

Underrepresented Minorities in the U.S.



25%
25%
27%
26%
26%
29%
17%
21%
23%
24%
25%
33%
2017
2018
2019
2020
2021
2022

2022 figures based on 845 employees in the U.S. as of 12/31/22
Note: Underrepresented Minorities include AA, Hispanic and Multicultural

- Overall Representation % of All Employees U.S.
- Management % of All Managers U.S.

PROS Employee Resource Groups (ERGs)

Our ERGs are formed and led by employees, with company support, and any interested employee may join any group. Organized around common life experiences and backgrounds, they serve to champion our diversity initiatives and facilitate a workplace culture of equity and inclusion.

blaze THE WOMEN'S NETWORK @ PROS

EMPOWER

UNIDOS

PRIDE @PROS

YoPROS

For further disclosures on D&I at PROS, read our ESG report.

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary

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Appendix

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 31 Supplemental Information – Explanation of Non-GAAP Measures PROS has provided certain financial information that has not been prepared in accordance with GAAP. This information includes non-GAAP gross profit, non-GAAP gross margin, non-GAAP subscription gross margin, non-GAAP recurring revenue gross margin, adjusted EBITDA and free cash flow. PROS uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating PROS’ ongoing operational performance and cloud transition. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure. A reconciliation of GAAP to the non-GAAP financial measures has been provided in these tables and in the earnings press release. PROS' use of non-GAAP financial measures may not be consistent with the presentations by similar companies in PROS' industry. Non-GAAP gross profit: Non-GAAP gross profit is defined as GAAP gross profit less amortization of acquisition-related intangibles, severance and share-based compensation costs allocated to cost of subscription, maintenance and support, and services. Non-GAAP gross margin is calculated as the percentage of non-GAAP gross profit divided by total revenue. Non-GAAP subscription gross margin and recurring revenue gross margin are similarly calculated to compare the non-GAAP gross profit of subscription revenue and recurring revenue (subscription, maintenance and support revenue), respectively, to total subscription and recurring revenue, respectively. In calculating the non-GAAP gross profit of subscription revenue, the total costs of subscription are adjusted to reduce such costs by the portion of amortization of acquisition-related intangibles, severance and share-based compensation costs allocated to cost of subscription. In calculating the non-GAAP gross profit of recurring revenue, the total costs of subscription, maintenance and support are adjusted to reduce such costs by the portion of amortization of acquisition-related intangibles, severance and share-based compensation costs allocated to cost of subscription and cost of maintenance and support. Adjusted EBITDA: Adjusted EBITDA is defined as GAAP net income (loss) before interest expense, provision for income taxes, depreciation and amortization, as adjusted to eliminate the effect of stock-based compensation cost, severance, acquisition-related expenses, amortization of acquisition-related intangibles, and depreciation and amortization. Adjusted EBITDA should not be considered as an alternative to net loss as an indicator of our operating performance. Free Cash Flow: Free cash flow is a non-GAAP financial measure which is defined as net cash provided by (used in) operating activities, excluding severance payments, less capital expenditures (excluding expenditures for PROS new headquarters), purchases of other (non-acquisition-related) intangible assets and capitalized internal-use software development costs. Calculated Billings: Calculated billings is defined as total subscription, maintenance and support revenue plus the change in recurring deferred revenue in a given period.

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 32 Supplemental Reconciliation of GAAP to Non-GAAP Financial Measures – Guidance (In thousands, Unaudited) Low High Adjusted EBITDA GAAP Loss from Operations $ (16,900) $ (15,900) Amortization of acquisition-related intangibles 1,600 1,600 Share-based compensation 10,900 10,900 Depreciation and other amortization 1,200 1,200 Adjusted EBITDA $ (3,200) $ (2,200) Q2 2023 Guidance Low High Adjusted EBITDA GAAP Loss from Operations $ (54,300) $ (51,300) Amortization of acquisition-related intangibles 6,100 6,100 Severance 3,600 3,600 Share-based compensation 43,400 43,400 Depreciation and other amortization 4,700 4,700 Adjusted EBITDA $ 3,500 $ 6,500 Full Year 2023 Guidance

Supplemental Information - GAAP to Non-GAAP Reconciliations (In thousands, Unaudited)

Gross Profit	Q2'21	Q3'21	Q4'21	Q1'22	Q2'22	Q3'22	Q4'22	Q1'23
GAAP Gross Profit	$ 35,997	$ 36,619	$ 38,996	$ 39,131	$ 40,721	$ 42,738	$ 43,467	$ 43,640
Amortization of acquisition-related intangibles	391	384	752	1,983	1,685	1,555	1,441	1,337
Severance	-	-	-	-	-	-	245	749
Share-based compensation	976	951	926	825	1,006	1,050	1,017	832
Non-GAAP Gross Profit	$ 37,364	$ 37,954	$ 40,674	$ 41,939	$ 43,412	$ 45,343	$ 46,170	$ 46,558
Non-GAAP Gross Margin	60%	61%	63%	63%	64%	64%	65%	64%

Subscription Gross Profit	Q2'21	Q3'21	Q4'21	Q1'22	Q2'22	Q3'22	Q4'22	Q1'23
GAAP Subscription Gross Profit	$ 30,635	$ 30,997	$ 34,109	$ 34,986	$ 36,640	$ 37,934	$ 39,442	$ 41,876
Amortization of acquisition-related intangibles	391	384	752	1,983	1,685	1,555	1,441	1,337
Severance	-	-	-	-	-	-	8	125
Share-based compensation	178	182	207	151	185	174	148	125
Non-GAAP Subscription Gross Profit	$ 31,204	$ 31,563	$ 35,068	$ 37,120	$ 38,510	$ 39,663	$ 41,039	$ 43,463
Non-GAAP Subscription Gross Margin	71%	72%	75%	76%	76%	77%	77%	78%

Recurring Revenue Gross Profit	Q2'21	Q3'21	Q4'21	Q1'22	Q2'22	Q3'22	Q4'22	Q1'23
GAAP Recurring Revenue Gross Profit	$ 37,048	$ 37,430	$ 40,446	$ 40,674	$ 41,901	$ 43,053	$ 43,962	$ 45,306
Amortization of acquisition-related intangibles	391	384	752	1,983	1,685	1,555	1,441	1,337
Severance	-	-	-	-	-	-	8	432
Share-based compensation	305	313	343	242	283	283	266	205
Non-GAAP Recurring Revenue Gross Profit	$ 37,744	$ 38,127	$ 41,541	$ 42,899	$ 43,869	$ 44,891	$ 45,677	$ 47,280
Non-GAAP Recurring Revenue Gross Margin	71%	72%	75%	76%	76%	76%	77%	77%

Adjusted EBITDA	Q2'21	Q3'21	Q4'21	Q1'22	Q2'22	Q3'22	Q4'22	Q1'23
GAAP Loss From Operations	$ (16,306)	$ (15,808)	$ (21,639)	$ (26,503)	$ (20,537)	$ (16,181)	$ (14,873)	$ (18,796)
Acquisition-related expenses	-	-	2,386	-	-	-	-	-
Amortization of acquisition-related intangibles	885	845	1,420	2,975	2,597	2,221	1,973	1,806
Severance	-	-	-	1,508	-	-	4,034	3,586
Share-based compensation	8,606	8,634	9,665	11,225	10,766	10,626	10,097	9,904
Depreciation and other amortization	2,139	1,891	1,812	1,672	1,204	1,174	1,151	1,195
Adjusted EBITDA	$ (4,676)	$ (4,438)	$ (6,356)	$ (9,123)	$ (5,970)	$ (2,160)	$ 2,382	$ (2,305)

Free Cash Flow	Q2'21	Q3'21	Q4'21	Q1'22	Q2'22	Q3'22	Q4'22	Q1'23
Cash Flow From Operations	$ (4,985)	$ (8,171)	$ (970)	$ (11,014)	$ (1,931)	$ (8,991)	$ (1,970)	$ (6,413)
Severance	-	-	-	-	-	-	3,058	3,170
Purchase of property and equipment (excluding new headquarters)	(741)	(347)	(364)	(461)	(308)	(76)	(16)	(1,546)
Free Cash Flow	$ (5,726)	$ (8,518)	$ (1,334)	$ (11,475)	$ (2,239)	$ (9,067)	$ 1,072	$ (4,519)

PROS
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